                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  May 25, 1999
                               -------------------
                Date of Report (Date of earliest event reported)


                               ESYNCH CORPORATION
                               -------------------
             (Exact name of Registrant as specified in its charter)


           Delaware                   0-26790                 87-0461856
           --------                   -------                 ----------
       (State or other       (Commission File Number)        (IRS Employer
       jurisdiction of                                      Identification
        Incorporation)                                           No.)


                               15502 Mosher Avenue
                                Tustin, CA 92710
                            ------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (714) 258-1900
                                 --------------
              (Registrant's telephone number, including area code)



                                 Not applicable
                                ----------------
             (Former name or address, if changed since last report.)

Item 2.  Acquisition or Disposition of Assets

(a)

     On May 25, 1999, the Company signed and consummated an agreement to sell an entity known as SoftKat, Inc. in exchange for cash and deferred cash payments.

     The disposition of all of the capital stock of SoftKat, Inc. was effected pursuant to an Agreement for Purchase and Sale of Stock dated May 25, 1999 between the company and Kilburn Consultants, Inc., an Isle of Man corporation, which is filed herewith as Exhibit 2.9. The Company has received $50,000 in cash, which was received upon execution and delivery of the agreement.

Item 7.  Financial Statements and Exhibits

         (a)  Pro forma financial information.

     The pro forma financial information, if required by this Item 7(a), will be filed by amendment.

        (b) Exhibits. The following exhibits are incorporated herein by this reference:


     Exhibit No.             Description of Exhibit
     -----------             ----------------------
         2.9*                Agreement of Purchase and Sale of Stock dated
                             as of May 25, 1999 between the Registrant and
                             Kilburn Consultants, Inc., an Isle of Man
                             corporation.

----------------

* Filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ESYNCH CORPORATION


Date:  February 4, 2000.                       By  /s/ Tom Hemingway
                                               ----------------------------
                                                   Tom Hemingway,
                                                   Chief Executive Officer

                                EXHIBIT INDEX
                                -------------

    Exhibit No.                Description of Exhibit
   -----------                 ----------------------
       2.9*                 Agreement of Purchase and Sale of Stock dated
                            as of May 25, 1999 between the Registrant and
                            Kilburn Consultants, Inc., an Isle of Man
                            corporation.


----------------

* Filed herewith.




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